                                                                 Exhibit 10
                             MATERIAL CONTRACTS

The following  material  contracts of Navistar Financial 2003-B Owner Trust are incorporated herein by reference:

10.1  Purchase  Agreement  dated as of October 31, 2003,  between  Navistar
      Financial  Corporation  and  Navistar  Financial  Retail  Receivables
      Corporation,  as Purchaser, with respect to Navistar Financial 2003-B
      Owner Trust, as Issuer.  Filed as Exhibit 99.1 to Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K dated  November 5, 2003.
      Filed on Registration No. 333-67112.

10.2  Pooling  Agreement  dated as of  October  31,  2003,  among  Navistar
      Financial  Corporation,  as Servicer,  and Navistar  Financial Retail
      Receivables  Corporation,  as Seller,  and Navistar  Financial 2003-B
      Owner Trust,  as Issuer.  Filed as Exhibit 4.1 to Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K dated  November 5, 2003.
      Filed on Registration No. 333-67112.

10.3  Servicing  Agreement  dated as of October 31,  2003,  among  Navistar
      Financial  Corporation,  as Servicer,  and Navistar  Financial Retail
      Receivables  Corporation,  as Seller,  and Navistar  Financial 2003-B
      Owner Trust, as Issuer.  Filed as Exhibit 99.3 to Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K dated  November 5, 2003.
      Filed on Registration No. 333-67112.

10.4  Trust  Agreement  dated as of  October  31,  2003,  between  Navistar
      Financial  Retail  Receivables  Corporation,  as  Seller,  and  Chase
      Manhattan Bank Delaware,  as Owner Trustee,  with respect to Navistar
      Financial  2003-B  Owner  Trust.  Filed as  Exhibit  4.3 to  Navistar
      Financial Retail  Receivables  Corporation's  Form 8-K dated November
      5, 2003.  Filed on Registration No. 333-67112.

10.5  Indenture dated as of October 31, 2003,  between  Navistar  Financial
      2003-B Owner Trust and The Bank of New York,  as  Indenture  Trustee,
      with  respect to Navistar  Financial  2003-B  Owner  Trust.  Filed as
      Exhibit 4.2 to Navistar  Financial Retail  Receivables  Corporation's
      Form  8-K  dated  November  5,  2003.   Filed  on  Registration   No.
      333-67112.